Exhibit 4.1

COMMON STOCK PAR VALUE $0.01

COMMON STOCK THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND NEW YORK, NY

Certificate Number

SPRINT R TM

SPRINT CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

is the owner of

Shares

CUSIP 85207U 10 5

SEE REVERSE FOR CERTAIN DEFINITIONS

FULLY PAID AND NON ASSESSABLE SHARES OF THE COMMON STOCK OF

Sprint Corporation (the “Corporation”), transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate, properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

President

Secretary

SPRINT CORPORATION INCORPORATED SEAL 2012 DELAWARE

DATED

COUNTERSIGNED AND REGISTERED:

COMPUTERSHARE TRUST COMPANY, N.A.

TRANSFER AGENT AND REGISTRAR,

By

AUTHORIZED SIGNATURE

1234567

SECURITY INSTRUCTIONS ON REVERSE

SPRINT CORPORATION (“SPRINT”)

SPRINT WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF SPRINT OR TO ITS TRANSFER AGENT(S).

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT-	Custodian
				(Cust)	(Minor)
TEN ENT	-	as tenants by the entireties		under Uniform Gifts to Minors Act
(State)
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT	Custodian (until age )
				(Cust)	(Minor)
under Uniform Transfers to Minors Act
TOD	-	transfer on death direction in event of owner’s death, to person named on face subject to STA TOD rules			(State)
Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received, hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated:		20

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Signature:
Signature:
	Notice:	The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

The IRS requires that we report the cost basis of certain shares acquired after January 1, 2011. If your shares were covered by the legislation and you have sold or transferred the shares and requested a specific cost basis calculation method, we have processed as requested. If you did not specify a cost basis calculation method, we have defaulted to the first in, first out (FIFO) method. Please visit our website or consult your tax advisor if you need additional information about cost basis.

If you do not keep in contact with us or do not have any activity in your account for the time periods specified by state law, your property could become subject to state unclaimed property laws and transferred to the appropriate state.